UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  000-25675                    74-3055158
(State or other jurisdiction      (Commission                 (I.R.S. Employer
     of incorporation)            File Number)               Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 8.01         OTHER EVENTS.

         On April 18, 2007, the Registrant issued a press release announcing that it had entered into an agreement with First Analysis Securities Corporation to provide strategic counsel on identifying acquisition targets and to support future capital raising activities. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      SHELL COMPANY TRANSACTIONS. Not applicable

         (d)      EXHIBITS.

                  99.1     Press Release  issued by the  Registrant on April 18,
                           2007.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PATRON SYSTEMS, INC.

Date:    April 23, 2007                     By: /s/ Martin T. Johnson
                                                --------------------------------
                                                Martin T. Johnson
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER   DESCRIPTION OF EXHIBIT
-------  -----------------------------------------------------------------------
99.1     Press Release issued by the Registrant on April 18, 2007.


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